UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 9, 2015

Citigroup Commercial Mortgage Trust 2015-GC27
(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Rialto Mortgage Finance, LLC
Redwood Commercial Mortgage Corporation
RAIT Funding, LLC
(Exact name of sponsors as specified in their charters)

Delaware	333-189017-07	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On February 9, 2015, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2015 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, of Citigroup Commercial Mortgage Trust 2015-GC27, Commercial Mortgage Pass-Through Certificates, Series 2015-GC27 (the “Certificates”).

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-E, Class X-F, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R (collectively, the “Private Certificates”) and the Class S Certificates .

 All of the Public Certificates, having an aggregate initial principal amount of $1,040,295,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Goldman, Sachs & Co. (“GS&Co.”), Drexel Hamilton, LLC (“Drexel”) and Morgan Stanley & Co. LLC (“MS&Co.”, and together with Citigroup, GS&Co. and Drexel, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 28, 2015 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and GS&Co. are acting as co-lead managers, and Drexel and MS&Co. are acting as co-managers, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated January 16, 2015, as supplemented by the Prospectus Supplement, dated January 28, 2015 (the “Prospectus Supplement”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $153,731,466, were sold to Citigroup, GS&Co., Drexel and MS&Co. (collectively with Citigroup, GS&Co. and Drexel, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of January 28, 2015, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2015-GC27 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 100 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 116 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2015 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2015 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) Rialto Mortgage Finance, LLC (“RMF”) pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2015 (the “RMF Mortgage Loan Purchase Agreement”), between the Depositor and RMF, (iv) Redwood Commercial Mortgage Corporation (“RCMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2015

(the “RCMC Mortgage Loan Purchase Agreement”), between the Depositor and RCMC, and (v) RAIT Funding, LLC (“RAIT”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2015 (the “RAIT Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the RMF Mortgage Loan Purchase Agreement and the RCMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and RAIT.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Twin Cities Premium Outlets (the “Twin Cities Premium Outlets Mortgage Loan”) is part of a loan combination (the “Twin Cities Premium Outlets Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and one pari passu companion loan that is held outside the issuing entity, both of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Twin Cities Premium Outlets Loan Combination, (i) the related companion loan is part of a mortgage pool backing the GS Mortgage Securities Trust 2014-GC26, Commercial Mortgage Pass-Through Certificates, Series 2014-GC26 (the “GSMS 2014-GC26 certificates”), (ii) the Twin Cities Premium Outlets Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the GSMS 2014-GC26 certificates, dated as of December 1, 2014 (the “GSMS 2014-GC26 PSA”), between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer (the “GSMS 2014-GC26 Master Servicer”), LNR Partners, LLC, as general special servicer (the “GSMS 2014-GC26 Special Servicer”), CWCapital Asset Management LLC, as Cypresswood Court Shopping Center special servicer, U.S. Bank National Association, as trustee (the “GSMS 2014-GC26 Trustee”) and certificate administrator, and Pentalpha Surveillance LLC, as operating advisor. The GSMS 2014-GC26 Master Servicer and the GSMS 2014-GC26 Special Servicer are responsible for servicing the Twin Cities Premium Outlets Mortgage Loan and administering the related mortgaged property, and the GSMS 2014-GC26 Trustee is the mortgagee of record with respect to the Twin Cities Premium Outlets Mortgage Loan.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, GSMC, RMF, RCMC and RAIT. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,632,860, were approximately $1,257,229,622. Of the expenses paid by the Depositor, approximately $248,137 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,384,723 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus Supplement, dated January 28, 2015 to the Prospectus, dated January 16, 2015. The related registration statement (file no. 333-189017) was originally declared effective on August 29, 2013.

The Pooling and Servicing Agreement, the GSMS 2014-GC26 PSA, the Underwriting Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits hereto.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of January 28, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC and Morgan Stanley & Co. LLC, as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of February 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 4.2
Pooling and Servicing Agreement governing the issuance of the GSMS 2014-GC26 certificates, dated as of December 1, 2014, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, CWCapital Asset Management LLC, as Cypresswood Court Shopping Center special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee and certificate administrator.

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 9, 2015.

Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 9, 2015 (included as part of Exhibit 5).

Exhibit 10.1
Mortgage Loan Purchase Agreement, dated as of February 1, 2015, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.2
Mortgage Loan Purchase Agreement, dated as of February 1, 2015, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.3
Mortgage Loan Purchase Agreement, dated as of February 1, 2015, between Rialto Mortgage Finance, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.4
Mortgage Loan Purchase Agreement, dated as of February 1, 2015, between Redwood Commercial Mortgage Corporation and Citigroup Commercial Mortgage Securities Inc., pursuant to which Redwood Commercial Mortgage Corporation sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.5
Mortgage Loan Purchase Agreement, dated as of February 1, 2015, between RAIT Funding, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which RAIT Funding, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 9, 2015 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2015	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Vice President

CGCMT 2015-GC27 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K		Paper (P) or
Exhibit No.	Description	Electronic (E)

1
Underwriting Agreement, dated as of January 28, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC and Morgan Stanley & Co. LLC, as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of February 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.
(E)

4.2
Pooling and Servicing Agreement governing the issuance of the GSMS 2014-GC26 certificates, dated as of December 1, 2014, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, CWCapital Asset Management LLC, as Cypresswood Court Shopping Center special servicer, Pentalpha Surveillance LLC, as operating advisor, and U.S. Bank National Association, as trustee and certificate administrator.
(E)

5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 9, 2015.	(E)

8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 9, 2015 (included as part of Exhibit 5).	(E)

10.1
Mortgage Loan Purchase Agreement, dated as of February 1, 2015, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

10.2
Mortgage Loan Purchase Agreement, dated as of February 1, 2015, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

10.3
Mortgage Loan Purchase Agreement, dated as of February 1, 2015, between Rialto Mortgage Finance, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
(E)

10.4
Mortgage Loan Purchase Agreement, dated as of February 1, 2015, between Redwood Commercial Mortgage Corporation and Citigroup Commercial Mortgage Securities Inc., pursuant to which Redwood Commercial Mortgage Corporation sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

10.5
Mortgage Loan Purchase Agreement, dated as of February 1, 2015, between RAIT Funding, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which RAIT Funding, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 9, 2015 (included as part of Exhibit 5).	(E)